Second Quarter Earnings Call  August 1, 2008  Exhibit 99.2

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Agenda  • Second Quarter 2008 Earnings  and Review of 2008 and 2010  Earnings Forecast and Outlook  • Second Quarter Segment  Results and Financial Overview  • Operational Review  • Q&A  J. H. Miller  P. A. Farr  W. H. Spence  2

 Reported Earnings  Year-to-Date  Per  share  $1.41  $1.19  $0.00  $0.50  $1.00  $1.50  2007 2008  3  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $0.88  $0.50  $0.00  $0.50  $1.00  2007 2008  Second Quarter

 Ongoing Earnings  Year-to-Date  Per  share  $1.28  $1.11  $0.00  $0.50  $1.00  $1.50  2007 2008  4  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $0.63  $0.50  $0.00  $0.50  $1.00  2007 2008  Second Quarter

 $2.00  $2.50  $3.00  $3.50  $4.00  $4.50  $5.00  2007A* 2008* 2010  Strong Long-Term Earnings Growth  Forecast  5  *Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.60  $2.25  $2.35  $4.00  $4.60  Per Share

 Pennsylvania Update  • Energy Fund approved  • Conservation, DSM postponed until Fall  • Procurement and mitigation also  postponed; PPL Electric procurement plan  for 2010 on schedule  • Legislature returns September 15  6

 Ongoing Earnings Overview  $(0.13)$0.63$0.50Total  (0.10)0.260.16International Delivery  0.010.070.08Pennsylvania Delivery  $(0.04)$0.30$0.26Supply  Change  Q2  2007  Q2  2008  7  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 Supply Segment  Earnings Drivers  (0.02)Depreciation  (0.02)Synfuel  (0.02)Income taxes and other  $0.262008 EPS – Ongoing Earnings  (0.04)Total  0.01Margins – West  $ 0.01Margins – East  $0.302007 EPS – Ongoing Earnings  2nd Quarter  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  8

 Pennsylvania Delivery Segment  Earnings Drivers  0.01Income taxes and other  $0.082008 EPS – Ongoing Earnings  0.01Total  (0.01)O&M  $0.01Delivery Margins  $0.072007 EPS – Ongoing Earnings  2nd Quarter  9  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 International Delivery Segment  Earnings Drivers  (0.01)Other  (0.03)Latin American Operations  $0.162008 EPS – Ongoing Earnings  (0.10)Total  (0.08)Income taxes  0.01O&M  $0.01Delivery Margins  $0.262007 EPS – Ongoing Earnings  2nd Quarter  10  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 Expected 2008 Earnings Contributions  11  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  **Midpoint of forecast  $2.00  $2.25  $2.50  $2.75  $3.00  2007A*  Per Share  $2.60 Net Impact  of Asset  Divestiture  ($0.08)  O&M  $0.02  International  Tax Benefit  ($0.08)  $2.30**  Depreciation  ($0.04)  Delivery  Margins  $0.06  Synfuels  ($0.18)  2008E*

 Cash Flow Forecast  Millions  ($200)  $0  $200  $400  $600  $800  $1,000  $1,200  2007A 2008E 2009E 2010E  Free cash flow before dividends  12  Note: See Appendix for the reconciliation of cash flow measures.

 $0.82  $0.92  $1.00  $1.10  $1.22  $1.34  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  $1.50  2004 April  2005  October  2005  2006 2007 2008  $/Share  Annualized  Continued Dividend Growth  13

 Implications of CAIR Ruling  • DC Circuit Court decision invalidated U.S. EPA  Eastern U.S. NOx/SO2 Reduction Program  – Eliminates required additional reductions in sulfur  dioxide in 2010 and 2015  – Annual NOx program vacated  • Companies re-evaluating financial and  operational implications  – Scrubber and SCR investment decisions  – Variable cost of operating scrubbers vs. market price  14

 Scrubbers Expected to be Completed  on Budget and on Schedule  Q2-09Brunner Island 1 & 2  Q4-08Brunner Island 3  In Service 5/17/2008Montour 1  In Service 3/8/2008 Montour 2  Scheduled In-Service Dates  Montour Scrubber  15  June 2008

 Power Market Update  • Natural gas and power prices have  declined  • Global demand for coal keeps upward  pressure on U.S. coal prices  • Emission allowance markets are still  absorbing the negative implications of the  DC Court ruling  • Long-term fundamental market drivers  support increasing value for generation  16

 Current Hedge Positions -Electricity and Fuel  17  2008 2009 2010  Electricity Sales  East 97% 98% 68%  West 100% 81% 68%  Total 98% 95% 68%  Uranium 100% 100% 100%  Coal  East 100% 93% 78%  West 100% 100% 100%  Total 100% 95% 84%  Unhedged Coal – (million tons) 0 0.5 1.0  (excludes Keystone & Conemaugh)  Note: As of 6/30/2008

 2008 East Coal Hedges and  Expected Impacts on Annual Coal Expense  • Projected coal use – 9.3 million tons  – 1.4 million tons for Keystone and Conemaugh  – 7.9 million tons for Montour and Brunner Island (wholly- owned plants)  • Percent of supply to wholly-owned plants at fixed base price – 77%  • Percent of supply to wholly-owned plants subject to mining-related diesel oil surcharges and/or price collars – 23%  • $40 million expected increase in total annual coal expense, as compared to plan  – Impact of base price increases = $26 million  – Impact of various surcharges = $14 million (reflects the benefit of oil hedges)  18

 Key Driver of Fleet Value: Open EBITDA  19  2010E  Generation Output -millions of MWH 56.2  Implied Gross Margin -millions * 4,299 $  O&M -millions (814) $  Open EBITDA -millions $ 3,485  Below-Market Value of Hedges -millions * (738) $  * Based on forward market prices as of June 30, 2008

 PPL

 Market Prices  EAST   PJM  On-Peak  Off-Peak  ATC (3)   WEST   Mid-Columbia   On-Peak  Off-Peak  ATC (3)   GAS (4)  NYMEX  TZ6NNY   PJM MARKET  HEAT  RATE (5)   Actual Forward (1) At 10/2007(2)  2007 2008 2009 2010 2010  9.4  $7.78  $6.86  $51  $45  $57  $57  $43  $73  8.8  $9.04  $8.08  $60  $53  $67  $64  $51  $79  8.38.18.0  $12.68$13.96$12.93  $11.24$12.47$11.75  $84$92$82  $72$81$71  $93$101$91  $87$95$84  $71$78$66  $105$114$104   (1) Market prices based on the average of broker quotes as of 6/30/2008.  (2) Prices at 10/2007 when 2010 earnings forecast of $4.00-$4.60 was developed.  (3) 24-hour average.  (4) NYMEX and TZ6NNY forward gas prices on 6/30/2008.  (5) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.  A-1

 PPL Supply Business Overview  2008E  Production GWH  A-2  Gas/Oil  33%  Coal  37%  Nuclear  19%  Hydro8%  QFs 3%  2008E  Installed Capacity MW  Gas/  Oil  6%  Coal  54%  Nuclear  32%  Hydro  8%

 0 20 40 60 80 100 120  2009  2009  2010  $/MWH  Shaped Energy & Capacity Including Congestion Other Adders Line Losses GRT  Load-following Components Example  A-3  Total  $105 $82.00*  $45.47 Total  $51.23  * Shaped price based on $63/MWH ATC energy price, $150/MW-Day capacity price, and congestion.  $48.29 Total  $54.41  Residential and Small C&I  Residential and Small C&I  All Customers  50.20  $10  Volumetric  Risk  Credit Ancillary  Green  $8 $5

 PPL’s Generation Portfolio  Total Domestic Generation: 11,358 MW  Planned Uprate Projects:  331 MW  * Reflects reduction of 60 MW expected loss due to increased  plant usage during scrubber operation.  Coal 3,483*  Nuclear 2,117  Oil 1,795  Gas 1,503  Hydro 343  CTs 474  QFs 356  East 10,071 MW*  Coal 683  Hydro 604  West 1,287 MW  Coal Uprate (2008) 6  Hydro Uprate (2011) 28  Nuclear Uprate (2008-2010) 143  Hydro Uprate (2009, 2011) 128  Coal Uprate (2008-2009) 26  *  A-4

 Nuclear Development Schedule  Early 2009 (Estimate)Order Long Lead-Time Materials  2017 to 2019 (Estimate)Commercial Operation  2012 (Estimate)Begin Construction  2012 (Estimate)NRC Approval of COLA  2009Early Site Work  Sept. 2008 (part I)  Dec. 2008 (part II)  Submit DOE Loan Application  Oct. 2008Submit COLA  PPL has not yet decided to move forward with construction.  A-5

 2007 Synfuel and Divested Assets  Ongoing Earnings Contributions  A-6  Synfuel Q1 Q2 Q3 Q4 2007  Synfuel Earnings $0.07 $0.01 $0.02 $0.04 $0.14  Fuel Costs 0.01 0.01 0.01 0.01 0.04  Total Synfuel Contribution $0.08 $0.02 $0.03 $0.05 $0.18  Net Impact of Asset Divestitures $0.03 $0.03 $0.02 $0.00 $0.08

 Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions of Dollars)  A-7  $1,032$58($68)$513Free Cash Flow before Dividends  (15)(15)47937Other Investing Activities-net  (1,490)(1,456)(1,609)(1,685)Capital Expenditures  --(310)(310)Transition Bond Repayment  Increase/(Decrease) in cash due to:  $2,537$1,529$1,804$1,571Cash from Operations  2010200920082007  Note: 2007 free cash flow before dividends includes the net proceeds from the disposition of Latin American and domestic  telecommunication operations. 2008 forecast includes expected net proceeds from the disposition of gas and propane businesses,  as well as the investment in the Ironwood tolling agreement.

 Millions  $1,043 $1,030  $824 $750 $692  $514  $302 $281  $305 $404 $521  $511  $340 $298  $327 $336 $343  $351  $0  $400  $800  $1,200  $1,600  $2,000  2007A 2008E 2009E 2010E 2011E 2012E  Supply PA Delivery International Delivery  $1,685  $1,556  $1,376  $1,490$1,456  $1,609  Capital Expenditures by Segment  A-8

 Reconciliation of Second Quarter Reported  Earnings and Earnings from Ongoing Operations  A-9  (Millions of Dollars)  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending June 30, 2008  Reported earnings $97 $31 $62 $190  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 4 4  Impairment of nuclear decom. trust investments (4) (4)  Off-site remediation of ash basin leak 1 1  Impairment of gas and propane businesses (1) (1)  1 (1)  Earnings from ongoing operations $96 $32 $62 $190  Qtr. Ending June 30, 2007  Reported earnings $132 $30 $183 $345  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 16 16  Sale of Latin American businesses 83 83  Sale of domestic telecommunication operations (2) (2)  14 83 97  Earnings from ongoing operations $118 $30 $100 $248  Change excluding special items ($22) $2 ($38) ($58)

 Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending June 30, 2008  Reported earnings $0.26 $0.08 $0.16 $0.50  Special Items:  MTM adj's from energy-related, non-trading  economic hedges 0.01 0.01  Impairment of nuclear decom. trust investments (0.01) (0.01)  Earnings from ongoing operations $0.26 $0.08 $0.16 $0.50  Qtr. Ending June 30, 2007  Reported earnings $0.34 $0.07 $0.47 $0.88  Special Items:  MTM adj's from energy-related, non-trading  economic hedges 0.04 0.04  Sale of Latin American businesses 0.21 0.21  0.04 0.21 0.25  Earnings from ongoing operations $0.30 $0.07 $0.26 $0.63  Change excluding special items ($0.04) $0.01 ($0.10) ($0.13)  Reconciliation of Second Quarter Reported  Earnings and Earnings from Ongoing Operations  A-10  (Dollars Per Share)

 Reconciliation of Year-to-Date Reported  Earnings and Earnings from Ongoing Operations  A-11  (Millions of Dollars)  Pennsylvania International  Supply Delivery Delivery Total  Year-to-Date June 30, 2008  Reported earnings $199 $91 $160 $450  Special Items:  MTM adj's from energy-related, non- trading economic hedges 54 54  Impairment of nuclear decom. trust investments (4) (4)  Off-site remediation of ash basin leak 1 1  Impairment of gas and propane businesses (1) (1)  Colstrip groundwater litigation (5) (5)  Synfuel tax adjustment (13) (13)  33 (1) 32  Earnings from ongoing operations $166 $92 $160 $418  Year-to-Date June 30, 2007  Reported earnings $249 $88 $211 $548  Special Items:  MTM adj's from energy-related, non- trading economic hedges 26 26  Sale of Latin American businesses 43 43  Sale of domestic telecommunication operations (20) (20)  PJM billing dispute (1) (1)  5 43 48  Earnings from ongoing operations $244 $88 $168 $500  Change excluding special items ($78) $4 ($8) ($82)

 Pennsylvania International  Supply Delivery Delivery Total  Year-to-Date June 30, 2008  Reported earnings $0.53 $0.24 $0.42 $1.19  Special Items:  MTM adj's from energy-related, non-trading  economic hedges 0.14 0.14  Impairment of nuclear decom. trust investments (0.01) (0.01)  Colstrip groundwater litigation (0.01) (0.01)  Synfuel tax adjustment (0.04) (0.04)  0.08 0.08  Earnings from ongoing operations $0.45 $0.24 $0.42 $1.11  Year-to-Date June 30, 2007  Reported earnings $0.64 $0.23 $0.54 $1.41  Special Items:  MTM adj's from energy-related, non-trading  economic hedges 0.07 0.07  Sale of Latin American businesses 0.11 0.11  Sale of domestic telecommunication operations (0.05) (0.05)  0.02 0.11 0.13  Earnings from ongoing operations $0.62 $0.23 $0.43 $1.28  Change excluding special items ($0.17) $0.01 ($0.01) ($0.17)  Reconciliation of Year-to-Date Reported Earnings  and Earnings from Ongoing Operations  A-12  (Dollars Per Share)

 Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations  High Low  2008 2008 2007 2006  Per Share Earnings from Ongoing Operations $2.35 $2.25 $2.60 $2.25  Special items (net of taxes):  economic hedges 0.14 0.14 0.08 (0.03)  Reversal of cost recovery - Hurricane Isabel (0.02)  Impairment of synfuel-related assets (0.01)  Sale of interest in Griffith (0.04)  Reduction in Enron reserve 0.03  Off-site remediation of ash basin leak 0.02  PJM billing dispute 0.01  Realization of benefits related to Black Lung Trust  assets 0.05  Susquehanna workforce reduction (0.01)  Impairment of nuclear decom. trust investments (0.01) (0.01) (0.01)  Sale of Latin American businesses 0.67  Sale of domestic telecommunication operations (0.06)  Sale of gas and propane businesses (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of certain transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.02)  Synfuel tax adjustment (0.04) (0.04)  Colstrip ground water litigation (0.01) (0.01)  0.08 0.08 0.75 (0.01)  Reported Earnings Per Share $2.43 $2.33 $3.35 $2.24  Note: Per share amounts are based on diluted shares outstanding.  Forecast  MTM adj's from energy-related, non-trading  Actual  A-13

 Credit Ratings  A-14  BBB Issuer Rating  AAA Aaa Tax-Exempt Bonds*  STABLE STABLE STABLE Outlook  A-A-A3Senior Secured Debt  F-2A-2P-2Commercial Paper  BBBBBBBaa3Preferred Stock  BBBA-Baa1Issuer Rating  A-A-A3First Mortgage Bonds  AA/A*** Aa3/Baa1***Tax-Exempt Bonds**  BBBBBBBaa3Preference Stock  PPL Electric Utilities  BBBBBB-Baa2Senior Unsecured Debt  BBB-BB+ Baa3Subordinated Debt  STABLE STABLE STABLE Outlook  PPL Capital Funding  BBB BBB Issuer Rating  BBB+ BBBBaa2Senior Notes  F-2A-2P-2Commercial paper  STABLE STABLE STABLE Outlook  PPL Energy Supply  STABLE STABLE STABLE Outlook  BBBBBBBaa2Issuer Rating  PPL Corporation  Fitch Standard & Poor’s Moody’s  * Letter of Credit-Backed Security  ** Insured Security  *** Ratings may differ for each issuance due to differences on Bond Insurer Ratings

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	POSITIVE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook		STABLE	POSITIVE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	POSITIVE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	POSITIVE

A-15

ppl

Forward-Looking Information Statement  A-16  Statements contained in this presentation, including statements with respect to future earnings, energy prices,  margins, sales and supply, marketing performance, growth, revenues, expenses, rates, regulation, cash flows,  credit profile, financing, dividends, business disposition, corporate strategy, capital additions and expenditures,  and generating capacity and performance, are “forward-looking statements” within the meaning of the federal  securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these  forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and  actual results may differ materially from the results discussed in the statements. The following are among the  important factors that could cause actual results to differ materially from the forward-looking statements: market  demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and  operating costs; competition in power markets; the effect of any business or industry restructuring; the  profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new  interpretations or applications of existing requirements; operating performance of plants and other facilities;  environmental conditions and requirements and the related costs of compliance, including environmental capital  expenditures and emission allowance and other expenses; system conditions and operating costs; development  of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions;  any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of  necessary government permits, approvals and rate relief; capital market conditions and decisions regarding  capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its  subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the  market prices of equity securities and the impact on pension income and resultant cash funding requirements for  defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political,  regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries  conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities;  foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the  commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should  be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other  reports on file with the Securities and Exchange Commission.

 Definitions of Financial Measures  A-17  “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits  or gains that are unusual or nonrecurring. Special items also include the mark-to-market impact of energy-related,  non-trading economic hedges and impairments of securities in PPL’s nuclear decommissioning trust funds. The  mark-to-market impact of these hedges is economically neutral to the company because the mark-to-market  gains or losses on the energy hedges will reverse as the hedging contracts settle in the future. Earnings from  ongoing operations should not be considered as an alternative to reported earnings, or net income, which is an  indicator of operating performance determined in accordance with generally accepted accounting principles  (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and  meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion  in making their investment decisions. PPL’s management also uses earnings from ongoing operations in  measuring certain corporate performance goals. Other companies may use different measures to present  financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net,  as well as the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends  should not be considered as an alternative to cash flow from operations, which is determined in accordance with  GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important  measure to both management and investors since it is an indicator of the company’s ability to sustain operations  and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other  companies may calculate free cash flow before dividends in a different manner.